UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

VWR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36673	26-0237871
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, Pennsylvania 19087

(Address of Principal executive offices, including Zip Code)

(610) 386-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 18, 2016, VWR Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Barclays Capital Inc., as underwriters, and the selling stockholder Varietal Distribution Holdings, LLC (the “Selling Stockholder”). The Underwriting Agreement relates to the sale by the Selling Stockholder to the underwriters of 8,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”). The underwriters may offer the Shares from time to time for sale in negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Under the terms of the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to 1,200,000 additional shares. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Stockholder, conditions to closing, indemnification obligations of the Company, the Selling Stockholder and the underwriters, and termination and other customary provisions. The Shares were delivered against payment therefor on May 24, 2016.

The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-207924). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into such registration statement. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On May 18, 2016, the Company issued a press release announcing the underwritten public offering by the Selling Stockholder. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities, and there shall not be any offer, solicitation or sale of securities mentioned in this Current Report on Form 8-K in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such any state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of May 18, 2016, among VWR Corporation, Varietal Distribution Holdings, LLC, as the selling stockholder, and J.P. Morgan Securities LLC and Barclays Capital Inc., as underwriters

99.1	Press release issued by VWR Corporation on May 18, 2016

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (Registration No. 333-207924)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR CORPORATION

/s/ George Van Kula
Date: May 24, 2016	Name:	George Van Kula
	Title:	Senior Vice President, Human Resources, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of May 18, 2016, among VWR Corporation, Varietal Distribution Holdings, LLC, as the selling stockholder, and J.P. Morgan Securities LLC and Barclays Capital Inc., as underwriters

99.1	Press release issued by VWR Corporation on May 18, 2016

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (Registration No. 333-207924)